SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        COMMISSION FILE NO.: 33-14987-A



                         Date of Report: April 6, 2006



                                CRSI GROUP, INC.
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            (Exact name of registrant as specified in its charter)


            Florida                                      65-0023471
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     (State of other jurisdiction of               (IRS Employer
      incorporation or organization                Identification No.)


             826 Broadway, 9th Floor, New York, NY          10003
         ----------------------------------------------------------
         (Address of principal executive offices)        (Zip Code)


                                (212) 505-0282
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             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Director

     On April 6, 2006 Yitzchak ("Ytzik") Aranov resigned from his position as a member of the Board of Directors of CRSI Group, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 10, 2006                           CRSI GROUP, INC.

                                         By: /s/ Jeremy P. Feakins
                                         -------------------------------
                                         Jeremy P. Feakins, President